                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John Howell Bullion, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the Annual Report on Form 10-K of Orphan Medical, Inc. for the 12 months ended December 31, 2000, and any and all amendments to such Annual report on Form 10-K and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                     Name                                            Title                     Date
                     ----                                            -----                     ----
/s/ John Howell Bullion                                                                   March 30, 2001
- -------------------------------------------------
John Howell Bullion
   Chairman of the Board, Chief Executive Officer
   & Secretary (Principal Executive Officer)
   and Director


/s/ Lawrence C. Weaver                                               Director             March 30, 2001
- -------------------------------------------------
Lawrence C. Weaver, Ph.D., D.Sc. (Hon.)


/s/ W. Leigh Thompson                                                Director             March 30, 2001
- -------------------------------------------------
W. Leigh Thompson, Ph.D.  M.D.


/s/ William M. Wardell                                               Director             March 30, 2001
- -------------------------------------------------
William M. Wardell, Ph.D., M.D.


/s/ Michael Greene                                                   Director             March 30, 2001
- -------------------------------------------------
Michael Greene


/s/ Julius Vida                                                      Director             March 30, 2001
- -------------------------------------------------
Julius Vida, Ph.D., M.B.A.